UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 7, 2008

ABX Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177	20006-1813
(Address of Principal Executive Offices)	(Zip Code)

937-382-5591

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment No. 1 amends the Current Report on Form 8-K of ABX Holdings, Inc. (“ABX Holdings”), filed with the United States Securities and Exchange Commission on January 7, 2008, related to our acquisition of Cargo Holdings International, Inc. (“Cargo”). This Form 8-K/A amends the Form 8-K filed on January 7, 2008 to include the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K. Under Item 2.01, ABX Holdings previously approximated the overall transaction value to be $332 million. However, as reflected in the attached financial statements, the overall transaction value was approximately $340 million and consisted of a combination of cash, shares of ABX Holdings, and debt repayment. ABX Holdings obtained approximately $270 million of these funds from a new unsubordinated term loan.

With this change to the transaction value, the information otherwise previously filed in the Form 8-K filed on January 7, 2008 is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statement and Exhibits

(a)	Financial Statements of Businesses Acquired.

The consolidated balance sheets of Cargo as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2006 are filed as Exhibit 99.3 to this amendment and incorporated herein by this reference.

The unaudited interim financial statements of Cargo as of September 30, 2007 and 2006 are filed as Exhibit 99.4 to this amendment and incorporated herein by this reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01 and pursuant to Article 11 of Regulation S-X are filed as Exhibit 99.2 to this amendment and incorporated herein by this reference.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are furnished as part of this Form 8-K:

Exhibit 2.1	Agreement and Plan of Reorganization, dated October 17, 2007, by and among ABX Air, Inc., ABX Holdings, Inc., and ABX Merger Sub, Inc. (1)

Exhibit 2.2	Preferred Stock Rights Agreement, dated October 17, 2007, by and between ABX Holdings, Inc. and National City Bank (1)

Exhibit 3.1	Certificate of Incorporation of ABX Holdings, Inc. (incorporated by reference to the Form 8-A/A of ABX Holdings, Inc. filed with the Securities and Exchange on January 2, 2008) (1)

Exhibit 3.2	Bylaws of ABX Holdings, Inc. (incorporated by reference to the Form 8-A/A of ABX Holdings, Inc. filed with the Securities and Exchange on January 2, 2008) (1)

Exhibit 10.1	Credit Agreement dated December 31, 2007, among ABX Holdings, Inc., ABX Air, Inc., CHI Acquisition Corp., SunTrust Bank as Administrative Agent, Regions Bank as Syndication Agent and the other lenders from time to time a party thereto (1)

Exhibit 10.2	Guarantee and Collateral Agreement dated December 31, 2007, executed by ABX Holdings, Inc., ABX Air, Inc., CHI Acquisition Corp. and each direct and indirect subsidiary of ABX Holdings, Inc. (1)

Exhibit 10.3	Escrow Agreement dated December 31, 2007, among ABX Holdings, Inc., ABX Air, Inc., the Significant Shareholders who are signatories thereto and Wells Fargo Bank, National Association (1)

Exhibit 10.4	Securities Purchase Agreement dated December 31, 2007, among ABX Holdings, Inc., ABX Air, Inc. and the Significant Shareholders who are signatories thereto (1)

Exhibit 10.5	Form of Senior Subordinated Convertible Note of ABX Holdings, Inc. (1)

Exhibit 10.6	Form of Senior Subordinated Notes of ABX Air, Inc. (1)

Exhibit 10.7	Form of Guaranty of Senior Subordinated Convertible Notes (1)

Exhibit 10.8	Form of Guaranty of Senior Notes (1)

Exhibit 10.9	Form of Registration Rights Agreement among ABX Holdings, Inc. and the Significant Shareholders who are signatories thereto (1)

Exhibit 10.10	Employment Agreement dated November 1, 2007, between Peter Fox and Cargo Holdings International, Inc. (1)

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm, filed herewith.

Exhibit 99.1	Press release issued by ABX Holdings, Inc. and ABX Air, Inc. on December 31, 2007, relating to the holding company reorganization and the acquisition of Cargo Holdings International, Inc. (1)

Exhibit 99.2	Pro forma financial information required by Item 9.01 and pursuant to Article 11 of Regulation S-X, filed herewith.

Exhibit 99.3	Consolidated Balance Sheets of Cargo as of December 31, 2006 and 2005, and the related Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for each of the three years in the period ended December 31, 2006, filed herewith.

Exhibit 99.4	Unaudited interim financial statements of Cargo as of September 30, 2007, filed herewith.

(1)	Previously filed on Form 8-K on January 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABX Holdings, Inc.

By:	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	Vice President, General Counsel & Secretary

Dated: March 14, 2008

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